EXHIBIT 10.21D

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EIGHTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This EIGHTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Intelligent Business Reporting:

(a)	Customer desires to use CSG’s Intelligent Business Reporting (“IBR”) service. As a result, Schedule C of the Agreement, entitled “Recurring Services” is amended by adding the following:

“Intelligent Business Reporting”

(b)	Schedule C, entitled “Recurring Services” of the Agreement shall be amended by adding Exhibit C-13 which is attached hereto and incorporated by this reference.

(c)	The following processes shall be used to deploy IBR, add/change IBR components, and discontinue IBR components.

(i)	Initial Implementation. The initial implementation of IBR shall be defined in a statement of work (“SOW”). The SOW shall specify: (i) the scope of the initial deployment including the number of users for Pilot and GA environments if applicable, and the number and description of the InfoCast Web Reports, InfoCast Alerts, Interactive Reports, or InfoCast files to be deployed; and (ii) pricing for implementation, along with mutually agreeable schedule and project milestones.

(ii)	Additional IBR Subscriptions. Additional report /alert subscriptions shall be identified and defined in a statement of work consistent with the content defined in 2(a) of this Amendment.

(iii)	Additional IBR Users. Customer requests additional IBR Users through an approved Service Request Form (“SRF”).

(iv)	Administrative Changes. Customer may from time to time request CSG to delete or otherwise modify IBR Users, or modify execution schedules for InfoCast Reports, Alerts or Files. Such requests are documented through an SRF, allowing three (3) business days for completion. Each such change shall be a “User Administration Change.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(v)	Technical Services. Customer may request technical services from CSG for development or enhancement of reports, alerts, or InfoCast Files. Customer may also request other data activities required to meet Customer’s specific requirements pursuant to a letter of authorization (“LOA”) or SOW to commence services. Customer shall have no right or claim to any software, logic, or documentation arising from CSG’s delivery of such technical services.

(vi)	Discontinuing IBR Components. Customer may discontinue one or more IBR components through an approved SRF received by CSG no less than ***** (**) **** prior to the requested date for discontinuance.

(vii)	As a result of the addition of IBR, Schedule F, “Fees,” section entitled “CSG SERVICES,” Section I entitled “Processing,” by adding a new subsection H entitled “CSG Intelligent Business Reporting (“IBR”)” as follows which shall include the following fees effective for services rendered after ******* *, ****:

H.	CSG Intelligent Business Reporting (IBR) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. InfoCast Web Reports/InfoCast Alerts (******* $***.** *** *****, ***** ** *** ********* **** ******* **** *** ****** *********** ****) (Note 2)
a. User License (per Named User) (Note 3)	*******	$	*.**
b. Report Maintenance
— Basic Reports (*** ******/*** ******* ******) (Note 4)	*******	$	**.**
— Advanced Reports (*** ******/ *** ******* ******) (Note 4)	*******	$	***.**
c. InfoCast Alerts (*** ********* ********* *** ******* ******) (Note 5)	******* *** ********* *********	$	*.**
d. Implementation (*** ******* ******)	*** *******	$	*,***
2. InfoCast Files
a. File Maintenance Fee (*** ****/*** ******* ******)	*******	$	***
b. File Maintenance Corporate Fee (*** **** *** ********* ******** *** *** ******** ******* *******) (Note 6)	*******	$	***
c. Implementation (*** ******* ******)	*** *******		*****
d. Restoration Fee	*** **********	$	***
3. Interactive Reports (******* ** $*,*** *** *****, ***** ** *** ********* **** ******** *** *********** ****** ****)
a. User License (*** ***** ****) (Note 3)	*******	$	**.**
b. Interactive Reports (*** ***** ****)	*******	$	**
c. Implementation (*** ******* ******)	*** *******	$	**,***.**

Note 1: *** ******* ****. **** ***** CSG will invoice Customer for its *** ******** ***** ** *** ****** ** *** ***** *** ************* ********** ** *** *** ******* ** ** *** ******-***** (****) *** ** **** ******** *****, ** *** ***** ******** ** *** ***** *****. ********’* ******* **** *** *** ******** **** **** ******* ******* **** *** ******** *******, *** **** ** *** ****** ****** ******* ** *** ******-***** (****) *** ** *** ***** ******* *** ******** ********* ********* ** **** * (*****), *** **** *** **** ************** ******* **** *** ******-****** (****) *** ** *** ******** ***** ******* *** ******-***** (****) *** ** *** ******* *****, ** *** ****** *** ****** ** **** ************** ******* ******* *** ******* *********, ******** ** **** * (*****).

Note 2: ******-**** (**) ********* ** ******* *** ********. *********** ***** ***** ***** *** ******* ** ****** ** ******-**** (**) *********.

Note 3: ******* (**) **** ************** ******* *** ***** (**** *** ******-****** (****) *** ** *** ******** ***** ** *** ******-***** (****) *** ** *** ******* *****) *** ********. **** ************** ******* **** ** ** *** **** ** ***.** *** ********** *** **** ************** ******* ** ****** ** ******* (**) *** *****.

Note 4: ***** ** ** *********** *** ** $**.** *** ***** *** ******** *******.

Note 5: ** ******* ** *** ******* ********* ********** ** ******** ******: ******** ******* ** **** *** ******** ** ***** ** ***** *** ******* ******** ** * ********* ********* * *** ** ****** * ************. *** ****** ** ********* ********** ***** ** */***. *** ******* ******* ******** ** *** ******** **** ** ***** ** *** ****** ** ********* ****** *** * ***** ******* ******.

Note 6: * ****** ** ******* ** * ********** ** ******** ******** ************ * ****** *** ********* ********. ********** ******* ***** ** ******* ********** ** *** ********* ** **** ********* **** ******* ********** **** ** ********* ** * ********* ** ****(*).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)	IBR Bundle. Customer may choose to participate in an ********* ***** (“IBR Bundle”) ** ********* ********’* *** ** *** *** *******.

The IBR Bundle shall include:

•	** ** ** *** ***** *** Vantage Schema

•	Includes an aggregation of InfoCast and Interactive Users

•	** ** ** *********** ******* *** Vantage Schema

•	** ** ** ******** ******* *** Vantage Schema

•	**** ****** ** ******** ** ** ** ** *** ** ******* *** ******** ******* *** ******* ******

•

*** ***** **** ********* ** ** *** ***** ** *** *********** *** **** *** *** ******* ***** (*) ***** *** **** ************* *** ****** (******). ***** *** ***** *** ** ** **** *********** *** *** ****** *********** *** ***** ** ************* ***** *** ****** ** ***** ****** *,*** ****** *** ****** *********** ***** *** *** ********’* ****** **********.

For each participating market, CSG will provide the IBR Bundle for the lesser of the Term of the Agreement or initial ***** (*) ***** of subscription to the IBR Bundle (“*** ********* *********** ******”). Upon the conclusion of the initial subscription period, ******** **** ****** **** ** ******* ******* ** ******** *.

For the IBR Bundle, *** ***** ****’* ************ ** ***,*** *** ******* ****** (******); ******** ** * ******* ****** *** ** ***,*** *** ******* ****** (******) *** **** ********* **** **********. ** *** ***** **** *** ****** ****** ** ********* ** ******* ***/** ***** ** ****** ** **** ** ******** ** *** *** ******, the additional fees as documented in Schedule F of the Agreement as amended will apply.

2.	Change in Report File Delivery for CSG Production Reports Versus CD ROM

Customer has previously provided a Service Request Form to CSG to discontinue the delivery of CD ROM/DVD for report archives for all markets. In exchange, CSG provided a file transfer protocol for all markets’ production reports to the Customer’s third party vendor of choice for report archival. **** ****** *** *** ***** *****.

Pursuant to this Amendment, CSG and Customer formally agree that CSG will no longer create and/or deliver physical CD Rom/DVD for Customer’s production reports, and is no longer obligated to retain and distribute CD Rom/DVDs produced prior to effective date of this Amendment. Instead, CSG will continue to deliver report files to *** ***** ***** on behalf of the Customer. In the event that Customer chooses to direct report files to an alternative third party vendor of its choice, or elects to use a CSG web reporting application for report archiving, Customer will provide CSG with ****** (**) **** notice prior to the desired project implementation via a Service Request Form.

The parties agree that CSG will retain no less than *** (*) and no more than ***** (*) ****** of production report data to support Customer’s business. Should CSG have need to access report data no longer retained by CSG and then make this need known to Customer, Customer shall access applicable reports from Customer’s chosen third party vendor and make such reports available to CSG in a timely manner. If Customer requests CSG to retain data for a longer period of time, Customer agrees that it shall do so via a written request to CSG, CSG will then start the retention of production reporting data beyond the ***** (*) ******, but no more than ***** (*) ***** via CSG’s web reporting application (Vantage Plus). In such an event CSG and Customer agree that access shall be for no more than ******-**** Users and the data shall be provided in a HTML/PDF format. Should Customer desire to access any additional functionality from CSG’s Vantage Plus application, CSG and Comcast shall negotiate in good faith an amendment to the Agreement with fees.

3.	As a result of the change in report file delivery as described in Section 2 above, CSG and Customer agree to amend Schedule F of the Agreement by deleting bullet 6 of subsection B entitled “Listing of Products and Services included in the BSC,” of the section entitled “CSG Services, Section I, Processing” and replacing with the paragraph below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

For clarification purposes, the following sixth bullet item of subsection B is being added pursuant to this Amendment:

•

Direct reports via FTP. CSG shall provide direct reports to Customer’s chosen third party vendor via file transfer protocol (“FTP”). ******** ** *** *** ** *** *** ********* ********* ****** ****** ***** ** **** *** ***** ***** ******. In providing such service, CSG will also retain no less than *** (*) and no more than ***** (*) ****** of production report data to support Customer’s business for internal research purposes.

In the event Customer chooses to use CSG’s Vantage Plus application for archiving instead of a third party vendor, CSG will provide basic archival services to Customer with the parameters defined in Section 2. Refer to Section 2 entitled “Change in Report File Delivery for CSG Production Reports Versus CD ROM” in the 8th Amendment (CSG document number 2303442) for the manner in which fees shall be determined in relation to associated with Direct reports via FTP that will be billed separately

For clarification purposes, the following sixth bullet item of subsection B is being deleted pursuant to this Amendment:

•

Original CD or DVD archival for reports. Only *** ******** **** ** *** *** ******** ******** *******, ****** ** ** ***, *** **** ******** ** *** ***. In the event that Customer is utilizing more than one archival medium, CSG will bill Customer CSG’s then current rate for the additional archival medium that are being utilized. Refer to Section I.D.4 under CSG SERVICES for the fees associated with duplicate CD and DVD copies that will be billed separately. CDs and DVDs for reports have search/find capabilities. The Parties acknowledge that such capabilities currently exist for reports as of the Effective Date.

4.	Amendment to Statement of Work Templates in Agreement

Customer desires to amend the Statement of Work Templates in the Agreement to remove the Service Type section. Therefore, CSG and Customer hereby agree to amend Exhibits E-5 and E-6 of the Agreement to remove the Service Type section from the Statement of Work templates pursuant to the attached Exhibits E-5 and E-6.

5.	Customer desires to use, and CSG agrees to provide Customer, access to CSG’s Customer Value Optional Table in CSG Vantage®, access to CSG’s UDF Cards 1-143 Vantage Optional Table in CSG Vantage®, and access to CSG’s Total Service Code Statistics Optional Table in CSG Vantage®.

(a)	As a result, Schedule C of the Agreement, entitled “RECURRING SERVICES,” is amended by adding the following:

Customer Value Optional Table in CSG Vantage®

CSG’s UDF Cards 1-143 Vantage Optional Table

Total Service Code Statistics Optional Table in CSG Vantage®

(b)	Schedule C, entitled “Recurring Services” of the Agreement, shall be amended by adding Exhibits C-14, C-15 and C-16 which are attached hereto and incorporated by this reference.

(c)	Schedule F, “Fees,” section entitled “CSG SERVICES,” Section I entitled “Processing,” is amended by adding a new subsection I entitled “CSG Vantage setup and database modifications and other services,” as follows:

I.	CSG Vantage setup and database modifications and other services

Description of Item/Unit of Measure	Frequency	Fee
1. Customer Value Vantage Optional Table (Note 1)
a) Setup (*** ******* ******)	***-****	$	**,***.****
b) Support Fee (*** ***)	*******	$	**.****
2. UDF Cards 1-143 Vantage Optional Table
a) Setup (*** ******* ******)	***-****	$	**,***.****
3. Total Service Code Statistics Optional Table Optional Table (Note 2)
a) Setup (*** ******* ******)	***-****	$	**,***.****
b) Support Fee (*** ***) (Note 2)	*******	$	**.****

Note 1: **** *** ***** ** *** *** ******* ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 2: ******* **** ** ****** ** ** **** *******. ** ******** ******** ********* ****** ** ****, *** ******* *** **** *****.

(d)	CSG and Customer agree that the ******** ***** ******** ***** ** *** ******* ** ******* ** *** **** ******** *** ******** *** *** ******* *********** ********* *** ******** ** *** ***** ** ******** * ** *** *********. ** ******** ******** *** *** ***** **** ** *** ****** ** *** *** *** ******* ******* ** *********** ******** **** ** ******** **** **** *** ****** ********** ** *** ****** ** ***** ******* ******** ** ************

6.	If Customer executes this Amendment prior to or on **** **, ****, from the Effective Date of this Amendment through ******** **, ****, for Markets that desire to use the Customer Value Vantage Optional Table, UDF Cards 1-143 Optional Table and Total Service Code Statistics Optional Table, as listed in Section 5 above, *** ***** ******* *** ***** *** $*,***.** (*** *****, *** ******* ******). Beginning ******* *, **** and through the remaining Term of the Agreement the setup listed in Sections 5(c) above shall apply.

7.	CSG Vantage® User IDs

(a)	CSG’s licensing model with its third party vendor for the sale of ****** ******** has changed so that CSG no longer sublicenses ****** ******** to its customers. This change does not impact the services, fees or functional availability for CSG or Customer. CSG and Customer agree that all ****** ******** sublicensed by CSG to Customer as of the Effective Date of this Amendment shall be ********* for * **** ****** ** Vantage User IDs. A Vantage User ID provides Customer with access to the necessary interfaces, infrastructure and functionality to access Vantage.

(b)	Schedule F, “Fees,” section entitled “CSG SERVICES,” Section I.I entitled “CSG Vantage setup and database modifications and other services” is modified by adding the following thereto:

Description of Item/Unit of Measure	Frequency	Fee
4. CSG Vantage User IDs
a) Vantage User ID (*** **** **/*** *******) (Note 1 - 2)	*** *******	$	***.**
b) Vantage User Maintenance (*** **** **/*** *******)	********	$	***.**

Note 1: ******** ******** ** ***** ***** ******** ******** ** ****** *** ******* ********.

Note 2: * ******* **** ** *** ******* *** (*) ** ******** ********. *** *******, * *** (**) ******* ******* **** ** *** ****** ** ** *** (**) ******* ************** ***** * ****** ******* **** **.

8.	CSG Vantage® Support Services. As a result of the addition of the new CSG Vantage® Services pursuant to this Amendment, Schedule H, entitled “SUPPORT SERVICES FOR THE PRODUCTS,” Subsection III. entitled “CSG Vantage Support Services (which for purposes of this subsection shall include VNRT),” Subsection entitled “Optional Services for Vantage” shall be amended to add the following:

13. Customer Value Optional Table in CSG Vantage®

14. CSG’s UDF Cards 1-143 Vantage Optional Table

15. Total Service Code Statistics Optional Table in CSG Vantage®

9.	All fees provided in this Amendment are subject to increase as provided in Section 5.4 entitled “Adjustment to Fees.” of the Agreement, unless specifically stated otherwise in this Amendment.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew Barr	By:	/s/ Joseph T. Ruble

Name:	Andrew Barr	Name:	Joe Ruble

Title:	SVP & CIO	Title:	EVP-General Counsel

Date:	8/2/2011	Date:	8-4-11

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-13

Intelligent Business Reporting

(a)	IBR Service Description. IBR is a business intelligence service offering that provides Customer with access to information from the CSG Vantage® data store. The IBR application provides information through (i) Interactive Reports, (ii) InfoCast Web Reports, (iii) InfoCast Alerts, and (iv) InfoCast Files, as defined below.

Interactive Reports

Interactive Reports are pre-defined, web-based reporting templates and/or dashboards hosted by CSG. An Interactive Report allows each Customer-designated user to customize a pre-defined report through such user’s selection of filtering parameters and sorting options. The user also can view the output in HTML or in formats that can be downloaded to the user’s desktop (e.g., Excel or PDF). To the extent that “drill-down” capabilities are available in selected reports, the user has the ability to isolate particular records of interest. Parameter selections made by a user can be stored by the user for subsequent reuse.

InfoCast Web Reports

InfoCast Web Reports are scheduled reports that are delivered to a report library hosted by CSG, and retained in the library on behalf of Customer based on Customer-provided configurable retention parameters. Default storage settings are ***** (*) **** *** *****, ******** (**) **** *** ******, *** ******-*** (**) **** *** ******* *******. Customer-designated users access the InfoCast Web Reports through a web interface. InfoCast Web Reports can be burst for multiple Customer-designated users based on Customer-designated criteria established in the report (e.g., by sales rep) and an email notification can be sent to the report recipient to advise that a selected InfoCast Web Report is available in the library. Customer may be subject to additional charges if the storage space required to retain InfoCast Web Reports on behalf of Customer exceeds the allotted storage defined in Schedule F of the Agreement (as amended by this Amendment).

Two levels of InfoCast Web Reports are available to Customer, based on Customer’s requested level of ongoing support.

•	Advanced Reports are developed and maintained by CSG through software release changes.

•

Basic Reports are typically less complex than Advanced Reports and may also be developed to meet a Customer-specific need. Customer may provide CSG with the reporting logic (e.g., SQL statements) for a Basic Report or choose to have CSG author the reporting logic. Customer is responsible for engaging CSG through a technical services agreement to enhance or modify an existing Basic Report if/when the underlying Vantage objects change.

Both Basic and Advanced Reports can be scheduled to run intraday, daily, weekly, monthly, or at Customer-specified intervals. The standard lead time for development of Basic Reports is ***** (*) ******** **** *** ****** (**) ******** **** for Advanced Reports. Each format (Excel, HTML, AHTML, PDF) represents an InfoCast Web Report.

InfoCast Alerts

InfoCast Alerts are email alerts created when certain conditions are recognized in the Vantage data (e.g., **** **** *** (**) ******* **** **** created for the same headend on a given day). InfoCast Alerts can be scheduled to run intraday, daily, weekly, monthly, or at Customer-specified intervals. Each execution of the application logic is considered an application execution for the purposes of billing.

InfoCast Files

InfoCast Files are scheduled applications that create data extracts which are compressed, (if necessary) encrypted, and sent to an FTP directory maintained by CSG on behalf of Customer (“InfoCast Pick Up

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Site”). CSG authors the logic to create the report files from Vantage data and enhances or modifies the logic in the event the Vantage data objects change. InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals. Customer accesses the InfoCast Pick Up Site to retrieve the extracted data. CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or *******-*** (**) *****. CSG also maintains a backup copy of each extracted dataset for *** ******* ****** (***) *****. At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site. See Schedule F in the Agreement for applicable service fee per restoration.

(b)	IBR Users. Customer designates users that will be granted access to IBR as named users (“IBR Users”). “Interactive Users” are IBR Users with access to one or more Interactive Reports. “InfoCast Users” are IBR Users with access to one or more InfoCast Reports or InfoCast Alerts.

(c)	Subscriptions. Customer “subscribes” to an Interactive Report, an InfoCast Report (Basic or Advanced), or an InfoCast Alert by requesting that CSG make the selected report or alert accessible to one or more IBR Users, and/or will “subscribe” to an InfoCast File by requesting that CSG develop and schedule delivery of a data extract from a Vantage schema to the InfoCast Pick Up Site. Each such selection is a “Subscription.”

(d)	Sensitive Data. Customer and CSG agree that only upon specific instruction from Customer and through Statement Of Works, will CSG distribute reports with fields reserved for sensitive data including Credit Card Number, EFT account information, Social Security Number, and Driver’s License. In the event Customer requests CSG to provide such reports, additional fees may apply.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-14

Customer Value Optional Table in CSG Vantage®

Customer Value Optional Table in CSG Vantage®. Customer shall have access to CSG’s Customer Value Optional Table in CSG Vantage. The Customer Value Optional Table in CSG Vantage provides Customer with the ability to query the monthly recurring value associated with its customers, accounts, and services. This feature in CSG Vantage allows Customer to query *** (*) ****** of historical item value records once history has been built, as well as forecasting the monthly recurring value of items up to ******** (**) ****** into the future. Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-15

UDF Cards 1-143 Vantage Optional Table in CSG Vantage®

UDF Cards 1-143 Vantage Optional Table in CSG Vantage® Customer shall have access to CSG’s current UDF Cards 1-143 Vantage Optional Table in CSG Vantage. The current UDF Cards 1-143 Vantage Optional Table in CSG Vantage provides Customer ad hoc reporting capabilities against User Data File settings defined on cards 1- 143. Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-16

Total Service Code Statistics Optional Table in CSG Vantage®

Total Service Code Statistics Optional Table in CSG Vantage®. Customer shall have access to CSG’s Total Service Code Statistics Optional Table in CSG Vantage. The Total Service Code Statistics Optional Table in CSG Vantage provides Customer with the ability to query detailed item and order activity that can be queried and summarized to reconcile to the CPPM-504 Total Service Code statistics report. Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“CSG Internal Use Only”

Project #: PRO # / Passer #: Billing Sys Prin#:

Exhibit E-5

STATEMENT OF WORK

(Template)

THIS STATEMENT OF WORK (“SOW”) is made by and between CSG® SYSTEMS, INC. (“CSG”) and Comcast CABLE COMMUNICATIoNS Management, LLC, pursuant to, in accordance with Schedule E of the CSG Master Subscriber Management System Agreement (the “Agreement”) that CSG and Customer executed as of             , 200    , and of which this SOW forms an integral part. The Effective Date of this SOW is the date last signed below. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

TITLE: Title [short and sweet]. Sample: Third Party Verification (“TPV”) summary report/CR 229.

DEFINITIONS: [DEFINE ALL CAPITALIZED TERMS AND ACRONYMS USED IN SOW]

OBJECTIVES: Specific Business Needs (refer to a requirements document for details) What Customer has requested.

DESCRIPTION/SCOPE OF SERVICES: Should include what CSG plans to do or what will be done.

SUPPORT PLAN/PROCEDURES: This should be what the vendor will do to meet the requirements (Vendor responsibility, timetable, staffing plan if applicable and performance criteria).

CUSTOMER RESPONSIBILITIES:

•	What other obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?.

LOCATION: Primary location of team. If no field visit is necessary, then N/A.

KEY TARGET MILESTONES:

Spell out: [November 1, 2003, NOT 11/1/03]

Analysis and Design Start Date:
Business Requirements Specification Completion Date:
Functional Design Completion Date:
Functional Design Review Date:

•	Customer shall execute this SOW on or before , 200 (“Scheduling Date”); should Customer fail to, at CSG’s option, this SOW may be deemed null and void in its entirety.

QUALITY METRICS: to be negotiated between CSG and Customer’s SMS Team – if none, then type N/A.

TESTING DEADLINES: to be negotiated between CSG and Customer’s SMS Team – if none, then type N/A.

PROJECT FEES: Choose Time & Materials OR Fixed Bid…Delete paragraph not used.

Project Fees tied to milestones and user acceptance and payment terms.

Time and Materials: Project Fees are based on Time and Materials basis at the rate of $         per person, per hour, plus Reimbursable Expenses (as defined in Article 5.1 of the Agreement). Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement. ***** **** **** *** ****** *** ******* (**%) of the Estimated Total Project Fees.

Estimated Total Project Fees: $	[rate X hours]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

OR

☐	Fixed Bid: This SOW is fixed baseline pricing based on the Description/Scope of Services, Support Plan / Procedures, Customer Responsibilities and Key Target Milestones listed herein. Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $ *** ******, *** ****. Customer is responsible for all Reimbursable Expenses (as defined in Article 5.1 of the Agreement) incurred by CSG or it’s affiliates on behalf of this project.

Total Project Fees: $	(excluding Change Orders)

PROJECT BILLING MILESTONES: Select one: double click the gray box then choose ‘Checked’ under Default Value. Delete the one that does not apply. ☐    Billing when complete.

☐	Billing per milestones.

Upon completion of Design:	$0.00
Upon completion of Development:	$0.00
Upon completion of Testing:	$0.00
(if other, describe):	$0.00

ADDITIONAL PROVISIONS: Double click on the gray box, then choose ‘Checked’ under Default Value to select appropriate box and add pertinent details. [CHOOSE ONE INTELLECTUAL PARAGRAPH – Revise according to “strategic” or “non-strategic” and delete other paragraph – remaining 4 points remain in document regardless of which paragraph is chosen]

☐	Intellectual Property Rights: [IF NEITHER “STRATEGIC” OR “NON-STRATEGIC”] CSG and Customer mutually agree that this SOW shall be designated as neither “strategic” nor “non-strategic,” as defined in Schedule E of the Agreement.

[OR]

☐	Intellectual Property Rights: [IF STRATEGIC OR NON-STRATEGIC, ADD FOLLOWING LANGUAGE] CSG and Customer mutually agree that this SOW shall be designated as [“strategic”] or [“non-strategic,”] as defined in Schedule E of the Agreement. CSG shall charge Customer for its development cost for this SOW as set forth in the Project Fees Section herein. As a result, Customer will have exclusive right to the Deliverables or related intellectual property (collectively the “Deliverables”) for a month period from the date the Deliverables are made available to Customer as set forth above; provided, however, Customer acknowledges and agrees that CSG may at its sole discretion use or make available for use by any other customer or third party the Deliverables created herein, for any purpose, without Customer’s permission; provided that CSG refund to Customer the development fees paid to CSG by Customer under this SOW.

☐	Additional Warranties and Remedies

☐	Performance Criteria

☐	Inspection and Acceptance Criteria

☐	Incentives/Penalties

☐	Additional Insurance - In addition to the insurance coverage required under the Agreement, CSG shall carry Errors and Omissions insurance providing limits of *** **** **** ********** per occurrence with endorsement evidencing coverage for contractual liability.

Termination:

In the event Customer decides to delay commencement or continuation of any services provided by CSG under this SOW, Customer agrees to provide CSG with no less than thirty (30) days’ written notice of its decision. In such case, Customer acknowledges that any such delay will have a direct financial impact to CSG and as a result Customer shall use reasonable efforts to work in good faith with CSG on a mutually agreeable plan addressing how such delay may be limited in duration and scope and how CSG will be compensated for its losses arising from such delay. Notwithstanding the foregoing, CSG reserves the right to terminate this SOW due to Customer’s notice of delay of commencement or continuation of services, in which case Customer agrees to pay CSG for any services rendered through the effective date of termination on a time and materials basis at the hourly rate provided in this SOW or in the Agreement, as applicable, which will include any wind down services leading to the effective date of termination.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer Billing Address: Comcast Cable Communications, Inc. 1354 Boot Road West Chester, PA 19380	CSG Payment Address: CSG Systems, Inc. P.O. Box 3366 Omaha, NE 68176-0270 (Please do not remit payment until invoiced by CSG.)
Customer Point of Contact Business Owner: Submitter’s Name: G/L Code:	CSG Point of Contact Business Owner: Project Owner: Project Number:

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Internal Use Only”

Project #: PRO # / Passer #: Billing Sys Prin#:

EXHIBIT E-6

DESIGN STATEMENT OF WORK

This DESIGN Statement of Work (“DSOW”) is made by and between CSG SYSTEMS, INC. (“CSG”) and COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“Customer”) pursuant to, in accordance with, and as a part of Schedule E of the CSG Master Subscriber Management System Agreement that CSG and Customer executed as of March 17, 2004 (the “Agreement”) and of which this SOW forms an integral part. The Effective Date of this SOW is the date last signed below. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

TITLE: Title [short and sweet]. Sample: Analysis and Design for Operations Provisioning Activation Link (“OPAL”) system (CR 303).

DEFINITIONS: [Define all capitalized terms and acronyms used in SOW]

OBJECTIVES: Specific Business Needs (refer to a requirements document for details). What is Customer requesting?

DESCRIPTION/SCOPE OF SERVICES:

Should include Comcast Requirements or Scope of Services from BRS or SRF.

SUPPORT PLAN/PROCEDURES:

This should be what the vendor will do to meet the requirements (Vendor responsibility, timetable, staffing plan if applicable and performance criteria).

LOCATION: Primary location of team. If no field visit necessary, then type N/A. If visit is necessary, please list locations that will be visited.

KEY TARGET MILESTONES:

Analysis and Design Start Date:
Business Requirements Specification Completion Date:
Functional Design Completion Date
Functional Design Review Date

•	Customer shall execute this DSOW on or before ; should Customer fail to, at CSG’s option, this DSOW may be deemed null and void in its entirety.

QUALITY METRICS: to be negotiated between CSG & Customer’s SMS Team – if none, then type N/A.

TESTING DEADLINES: to be negotiated between CSG & Customer’s SMS Team – if none, then type N/A.

PROJECT FEES: Choose Time & Materials OR Fixed Bid… Delete paragraph not used.

Project Fees tied to milestones and user acceptance and payment terms.

Time and Materials: Project Fees are based on Time and Materials basis at the rate of $193.71 per person, per hour, plus Reimbursable Expenses (as defined in Article 5.1 of the Agreement). Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement. ***** **** **** *** ****** *** ******* (**%) of the Estimated Total Project Fees.

Estimated Total Project Fees: $	[Rate X hours]

OR

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Fixed Bid: This DSOW is fixed baseline pricing based on the Scope of Services, Support Plan/Procedures, Key Target Milestones and Customer Responsibilities listed herein. Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be ****** ** $***.** ******, *** ****. Customer is responsible for all Reimbursable Expenses (as defined in Article 5.1 of the Agreement) incurred by CSG or its affiliates on behalf of this project.

Total Project Fees: $	(excluding Change Orders)

PROJECT BILLING MILESTONES: Select one: double click the gray box then choose ‘Checked’ under Default Value. Delete the one that does not apply.

☐	Billing when complete.

☐	Billing per milestones.

Upon completion of Design:	$0.00
Upon completion of Development:	$0.00
Upon completion of Testing:	$0.00
(if other, describe):	$0.00

CUSTOMER RESPONSIBILITIES:

•	Customer must deliver a final Business Requirements Specification (“BRS”).

What other obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?

ADDITIONAL PROVISIONS: Double click the gray box then choose ‘Checked’ under Default Value to select appropriate box and add pertinent details. [CHOOSE ONE INTELLECTUAL PARAGRAPH – Revise according to “strategic” or “non-strategic” and delete other paragraph – remaining 5 points remain in document regardless of which paragraph is chosen]

☐	Intellectual Property Rights: [IF NEITHER “STRATEGIC” OR “NON-STRATEGIC”] CSG and Customer mutually agree that this SOW shall be designated as neither “strategic” nor “non-strategic,” as defined in Schedule E of the Agreement.

[OR]

☐	Intellectual Property Rights: [IF STRATEGIC OR NON-STRATEGIC, ADD FOLLOWING LANGUAGE] CSG and Customer mutually agree that this SOW shall be designated as strategeic or non-strategic? as defined in Schedule E of the Agreement. CSG shall charge Customer for its development cost for this SOW as set forth in the Project Fees Section herein. As a result, Customer will have exclusive right to the Deliverables or related intellectual property (collectively the “Deliverables”) for a month period from the date the Deliverables are made available to Customer as set forth above; provided, however, Customer acknowledges and agrees that CSG may at its sole discretion use or make available for use by any other customer or third party the Deliverables created herein, for any purpose, without Customer’s permission; provided that CSG refund to Customer the development fees paid to CSG by Customer under this SOW.

☐	Additional Warranties and Remedies

☐	Performance Criteria

☐	Inspection and Acceptance Criteria

☐	Incentives/Penalties

☐	Additional Insurance: In addition to the insurance coverage required under the Agreement, CSG shall carry Errors and Omissions insurance providing limits of *** **** **** $*,***,*** *** ********** with endorsement evidencing coverage for contractual liability.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer Billing Address: Comcast Cable Communications, Inc. 1354 Boot Road West Chester, PA 19380	CSG Payment Address: CSG Systems, Inc. P.O. Box 3366 Omaha, NE 68176-0270 (Please do not remit payment until invoiced by CSG.)

Customer Point of Contact Name: Business Owner: G/L Code:	CSG Point of Contact Business Owner: Project Owner: Project Number:

IN WITNESS WHEREOF, CSG and Customer cause this DSOW to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC(“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date: